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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 29, 2005
                            -------------------------

                                 INTERLAND, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               MINNESOTA                               000-17932                             41-1404301
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2477

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement with Web Internet, LLC

     On November 29, 2005 Interland, Inc. ("Interland" or the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Web Internet, LLC. ("WILLC") and its primary member, William Pemble ("Pemble") in which Pemble and WILLC agreed to sell to Interland substantially all of its web hosting and domain registration business. WILLC has been conducting that business as "Web.com" through a website at that address. As part of the transaction, the Company also entered into an Intellectual Property Purchase and Sale Agreement (the "IP Agreement") with Web Service Company, Inc. ("Web Service") pursuant to which Web Service will sell to the Company the domain name "Web.com" together with other intellectual property rights.

     As more particularly described in the Agreement and the IP Agreement, the parties anticipate closing the transaction on or before December 31, 2005, subject to the completion of certain conditions precedent set forth in those agreements. Upon closing Interland will pay approximately $4.4 million for the assets being purchased. The purchase price includes the assumption of approximately $3.7 million in debt and other liabilities, the issuance of approximately $0.8 million in restricted stock to Pemble and four key employees of WILLC who will become employees of Interland at closing and a cash payment of approximately $0.4 million to WILLC. The assets purchased include an anticipated $0.5 million in cash that Interland will acquire from WILLC at closing. The description above is qualified in its entirety by reference to the full text of the Agreement and the IP Agreement. Copies of the Agreement and the IP Agreement are incorporated herein by reference and attached hereto as Exhibits 2.1 and 10.1, respectively.

     On November 30, 2005 Interland issued a press release describing the transaction, a copy of which is incorporated herein by this reference.


SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.
         Not applicable.

     (b) Pro Forma Financial Information.
         Not applicable.

     (c) Shell Company Transactions.
         Not applicable.

     (d) Exhibits.

          Exhibit Number      Description
          --------------      -----------

               2.1(1)         Asset Purchase Agreement between Interland,  Inc.,
                              Web  Internet,   LLC  and  William   Pemble  dated
                              November 29, 2005

               10.1 Intellectual Property Purchase and Sale Agreement between Interland, Inc. and Web Service Company, Inc. dated November 29, 2005

               99             Press Release issued November 30, 2005

     (1) In accordance with Item 601(b)(2) of Regulation S-K, certain of the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 30, 2005               INTERLAND, INC.


                                        By:  /s/ Gonzalo Troncoso
                                             -----------------------------------
                                             Gonzalo Troncoso
                                             Executive Vice President and Chief
                                             Financial Officer
                                             (Principal Financial Officer)

          Exhibit Number      Description
          --------------      -----------

               2.1(1)         Asset Purchase Agreement between Interland,  Inc.,
                              Web  Internet,   LLC  and  William   Pemble  dated
                              November 29, 2005

               10.1 Intellectual Property Purchase and Sale Agreement between Interland, Inc. and Web Service Company, Inc. dated November 29, 2005

               99             Press Release issued November 30, 2005

     (1) In accordance with Item 601(b)(2) of Regulation S-K, certain of the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the commission upon request.